UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2018

RXi PHARMACEUTICALS

CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36304	45-3215903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 Simarano Drive, Suite 101

Marlborough, Massachusetts 01752

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 5, 2018, RXi Pharmaceuticals Corporation (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The following items of business were considered and voted upon at the Annual Meeting: (i) election of six director nominees to serve until the 2019 annual meeting; (ii) ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, (iii) an approval of the 2012 RXi Pharmaceuticals Corporation Long Term Incentive Plan, as amended, including an increase in the number of shares available for issuance thereunder, (iv) an approval of an increase in the number of shares available for issuance under the RXi Pharmaceuticals Corporation Employee Stock Purchase Plan, and (v) an approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Purchase Agreement, dated as of August 8, 2017, by and between the Company and Lincoln Park Capital Fund, LLC.

The number of shares of common stock entitled to vote at the Annual Meeting was 4,255,566. The number of shares of common stock present or represented by valid proxy at the annual meeting was 3,267,059. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

(i) Election of Directors.

Director Nominee	Votes For	Votes Withheld
Geert Cauwenbergh, Dr. Med. Sc.	1,326,111	132,232
Robert J. Bitterman	1,371,358	86,985
Keith L. Brownlie	1,372,938	85,405
H. Paul Dorman	1,370,656	87,687
Jonathan E. Freeman, Ph.D.	1,374,867	83,476
Curtis A. Lockshin, Ph.D.	1,374,922	83,421

There were 1,808,716 broker non-votes regarding the election of each director.

(ii) Ratification of Auditors.

Stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The results of the voting were 3,122,294 votes for, 92,997 votes against and 51,768 abstentions. There were no broker non-votes regarding this proposal.

(iii) An approval of the 2012 RXi Pharmaceuticals Corporation Long Term Incentive Plan, as amended, including an increase in the number of shares available for issuance thereunder.

Stockholders approved, the 2012 RXi Pharmaceuticals Corporation Long Term Incentive Plan, as amended, including an increase in the number of shares available for issuance thereunder. The results of the voting were 1,255,350 votes for, 173,651 votes against and 29,342 abstentions. There were 1,808,716 broker non-votes regarding this proposal.

(iv) An approval of an increase in the number of shares available for issuance under the RXi Pharmaceuticals Corporation Employee Stock Purchase Plan.

Stockholders approved an increase in the number of shares available for issuance under the RXi Pharmaceuticals Corporation Employee Stock Purchase Plan. The results of the voting were 1,259,428 votes for, 171,583 votes against and 27,332 abstentions. There were 1,808,716 broker non-votes regarding this proposal.

(v) An approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC.

Stockholders approved the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC. The results of the voting were 948,489 votes for, 476,349 votes against and 33,505 abstentions. There were 1,808,716 broker non-votes regarding this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXi PHARMACEUTICALS CORPORATION

Date: June 8, 2018	By:	/s/ Geert Cauwenbergh
Geert Cauwenbergh, Dr. Med. Sc. Chief Executive Officer

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